                                                                               .
                                                                               .
                                                                               .

                                                                  Exhibit 5a(iv)

                                                                                                     Office Use Only: 02

(CUNA MUTUAL LIFE INSURANCE COMPANY LOGO)       FLEXIBLE PREMIUM DEFERRED
                                              VARIABLE ANNUITY APPLICATION

A Mutual Insurance Company
2000 Heritage Way - Waverly, lowa 50677

                                                ________________________   _____________________________________________
                                                      CONTRACT NO.         CREDIT UNION NO. [ ] Check If Not Applicable.

------------------------------------------------------------------------------------------------------------------------
                                                        REQUIRED
------------------------------------------------------------------------------------------------------------------------

1.   ANNUITANT / OWNER Must be no older than age 85 on contract issue date. If annuitant is under age 18 (age 19 in NE & AL, 21 in MS)
     an owner must be named in Section 3a or 3b.                           Gender:       [ ] Male   [ ] Female
                                                                           U.S. Citizen: [ ] Yes    [ ] No

Name ___________________________________________________________________
               First             Middle           Last
                                                                           SSN __ __ __ -- __ __ -- __ __ __ __

Address ________________________________________________________________
                                                                           Date of Birth __ __ __ __ __ __ __ __ __
Address ________________________________________________________________                   Month   Day      Year

City _________________________ State ________________ ZIP ______________   Day Phone ___________________________________
                                                                                             Including area code

------------------------------------------------------------------------------------------------------------------------
                                                        OPTIONAL
------------------------------------------------------------------------------------------------------------------------

2.   CO-ANNUITANT / CO-OWNER NONQUALIFIED ONLY Check one. N/A with         Relationship to
     Spouse Benefits in Sections 9 and 10. Must be no older than age       Annuitant ___________________________________
     85 on the contract issue date and for b. & c. must be at least age 18 (19 in NE & AL, 21 in MS).

[ ]  A. CO-ANNUITANT Must be spouse of annuitant.
[ ]  B. CO-OWNER                                                           Gender:       [ ] Male   [ ] Female
[ ]  C. CO-ANNUITANT & CO-OWNER Must be spouse of annuitant.               U.S. Citizen: [ ] Yes    [ ] No

Name ___________________________________________________________________
               First             Middle           Last
                                                                           SSN __ __ __ -- __ __ -- __ __ __ __

Address ________________________________________________________________
                                                                           Date of Birth __ __ __ __ __ __ __ __ __
Address ________________________________________________________________                   Month   Day      Year

City _________________________ State ________________ ZIP ______________   Day Phone ___________________________________
                                                                                            (Including area code)

------------------------------------------------------------------------------------------------------------------------
                                              OPTIONAL - COMPLETE ONLY ONE
------------------------------------------------------------------------------------------------------------------------

3A.  OWNER-INDIVIDUAL NONQUALIFIED ONLY If other than annuitant/owner.     Relationship to Annuitant ___________________
     Must be at least age 18 (19 in NE & AL, 21 in MS) and no older
     than age 85 on the contract issue date.                               Gender:       [ ] Male   [ ] Female
                                                                           U.S. Citizen: [ ] Yes    [ ] No
Name ___________________________________________________________________
               First             Middle           Last
                                                                           SSN __ __ __ -- __ __ -- __ __ __ __

Address ________________________________________________________________
                                                                           Date of Birth __ __ __ __ __ __ __ __ __
Address ________________________________________________________________                   Month   Day      Year

City _________________________ State ________________ ZIP ______________   Day Phone ___________________________________
                                                                                            (Including area code)

------------------------------------------------------------------------------------------------------------------------

3B.  OWNER-TRUST NONQUALIFIED ONLY Include a copy of the page(s) of the trust document which contains trust name, trust date, trustee name(s), investment authority, and signature(s); or use form 1919(CML) Trustee Certification.

Name of Trust __________________________________________________________   SSN __ __ __ -- __ __ -- __ __ __ __
                                                                           or
ATTN ___________________________________________________________________   EIN __ __ -- __ __ __ __ __ __ __ __

Address ________________________________________________________________   Date of Trust __ __ __ __ __ __ __ __ __
                                                                                           Month   Day      Year
City _________________________ State ________________ ZIP ______________

Trustee Name(s) ________________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------

3C.  OWNER-CREDIT UNION 457(b) AND 457(f) PLANS ONLY

Name of Credit Union ___________________________________________________   EIN __ __ -- __ __ __ __ __ __ __ __ __

ATTN ___________________________________________________________________   _____________________________________________
                                                                               Title of Authorized Officer signing in
                                                                                            Section 18.
Address ________________________________________________________________

City _________________________ State ________________ ZIP ______________

------------------------------------------------------------------------------------------------------------------------
                                                        REQUIRED
------------------------------------------------------------------------------------------------------------------------

4.   REPLACEMENT

Do you have any existing life insurance or annuities with our company or any other company?   [ ] Yes   [ ] No

Will this contract replace, discontinue or change any existing life insurance or annuities with our company or any other
company?   [ ] Yes   [ ] No   If Yes: What Company? ____________________________________________________________________

                                      What Contract Number? ____________________________________________________________

------------------------------------------------------------------------------------------------------------------------

VAAPP-2006

                                                                                                     Office Use Only: 02
------------------------------------------------------------------------------------------------------------------------
                                                        REQUIRED
------------------------------------------------------------------------------------------------------------------------

5.   PLAN TYPE/TAX QUALIFICATION STATUS Check only one plan type.

[ ] Nonqualified                $_________________  Is this a 1035 Exchange? [ ] Yes   [ ] No
(Min. Total First Year: $5,000)
------------------------------------------------------------------------------------------------------------------------
                                                                            CURRENT YR      PRIOR YR        CONVERSION
                                 ROLLOVER AMOUNT       TRANSFER AMOUNT     CONTRIBUTION   CONTRIBUTION        AMOUNT

                                                                                                           AMOUNT FROM
[ ] Traditional IRA                                                                                        TRADITIONAL
[ ] Roth IRA                                                               YEAR _______   YEAR _______   IRA TO ROTH IRA
[ ] SEP IRA                    $__________________   $__________________   $___________   $___________   $______________
(Min. Total First Year: $2,000)
------------------------------------------------------------------------------------------------------------------------
                               CONTRIBUTION AMOUNT     TRANSFER AMOUNT

[ ] 403(b) (TSA)               $__________________   $__________________
(Min. Total First Year: $2,000)
------------------------------------------------------------------------------------------------------------------------
Credit Unions only:               CONTRIBUTION AMOUNT TRANSFER AMOUNT              TOTAL INITIAL PURCHASE PAYMENT
                                                                                        $___________________
                                                                                Total of dollar amounts in Section 5.

                                                                            THE INITIAL PURCHASE PAYMENT APPLIED WILL BE
                                                                                EQUAL TO THE ACTUAL AMOUNT RECEIVED
[ ] 457(b)                                                                     BY CUNA MUTUAL LIFE INSURANCE COMPANY.
[ ] 457(f)                     $__________________   $__________________                 MAKE CHECK PAYABLE
                                                                               TO CUNA MUTUAL LIFE INSURANCE COMPANY.
(Min. Total First Year: $2,000)

------------------------------------------------------------------------------------------------------------------------
                                                        OPTIONAL
------------------------------------------------------------------------------------------------------------------------

6.   FUTURE PURCHASE PAYMENTS Check only one billing type.
$____________________ (Min: $25 per billing for Automatic & List Bill, $100 for Direct Bill)

AUTOMATIC (ACH) - [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually
Complete Section 7.

LIST BILL - [ ] Weekly [ ] Bi-weekly [ ] Monthy [ ] Quarterly [ ] Semiannually [ ] Annually
For all plan types, complete Employer List Bill Agreement form PA-7, if not already on file. For 403(b) (TSA) plans, also complete Salary Reduction Agreement form 687A.

DIRECT BILL - [ ] Quarterly [ ] Semiannually [ ] Annually

------------------------------------------------------------------------------------------------------------------------
                                                        OPTIONAL
------------------------------------------------------------------------------------------------------------------------

7.   AUTOMATIC PAYMENT PLAN AUTHORIZATION (ACH)

[ ]  INITIAL PAYMENT: I hereby authorize CUNA Mutual Life Insurance Company and the financial institution named below to retain my account information and make a debit entry for my initial payment in the amount of $________________.

[ ]  FUTURE PAYMENTS: I authorize CUNA Mutual Life Insurance Company and the financial institution named below to retain my account information and to initiate deductions or credits to my account by electronic funds transfer or paper draft. This authorization will remain in effect until revoked by me in writing or by telephone.
     Frequency: [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually

     Indicate the amount: $_______________ Indicate the __________ (month) and __________ (day: 1-28 only) this should begin.
                   (Deductions will occur on the first of the month unless another date is selected.)

     I understand I will receive quarterly statements for my variable annuity.

Financial Institution ___________________________________   Routing Number _____________________________________________

Address _________________________________________________   Account Number _____________________________________________

City ___________________________ State __________________   [ ] Share Draft/Checking (Attach blank voided check.)

                                                            [ ] Share Account/Savings (Only available for accounts
Phone Number ____________________________________________       accepting electronic transactions.)

Signature of Account Owner, if other than the Annuitant or Owner __________________________________________________

------------------------------------------------------------------------------------------------------------------------
                                                        OPTIONAL
------------------------------------------------------------------------------------------------------------------------

8.   TELEPHONE/FAX/INTERNET AUTHORIZATION See the Telephone/Fax/Internet Authorization for details on what transactions can be done by telephone/fax/internet.

I understand that I will automatically have telephone/fax/internet authorization unless the following box is marked:

     [ ] I do NOT want telephone/fax/internet authorization

I understand that the representative(s) assigned to my contract will automatically have telephone/fax/internet authorization unless the following box is marked:

     [ ] I do NOT want the representative(s) assigned to my contract to have telephone/fax/internet authorization
------------------------------------------------------------------------------------------------------------------------

VAAPP-2006

------------------------------------------------------------------------------------------------------------------------
                                                        OPTIONAL
------------------------------------------------------------------------------------------------------------------------

9.   SPOUSAL CONTINUATION Available at no additional charge.

     I understand this benefit will be added automatically if:

          a.   There is a sole annuitant/owner (no one is named in Sections 2 and 3); and

          b.   The annuitant/owner's spouse is named as the sole primary beneficiary in Section 17.
               (A contingent beneficiary(ies) may be named in Section 18)

     [ ]  I do NOT want Spousal Continuation

------------------------------------------------------------------------------------------------------------------------
                                                        OPTIONAL
------------------------------------------------------------------------------------------------------------------------

10.  OPTIONAL DEATH BENEFIT(S)   Available at an additional charge - see prospectus. Available only if the annuitant is age 75 or less on the contract issue date.

     APPLIES TO DEATH OF ANNUITANT:

     [ ]  Maximum Anniversary Death Benefit

     [ ]  3% Annual Guarantee Death Benefit

     [ ]  Earnings Enhanced Death Benefit   Available only if Maximum Anniversary and/or 3% Annual Guarantee are selected. Not available if Spouse Beneficiary Death Benefit, below, is selected.

     APPLIES TO DEATH OF SPOUSE BENEFICIARY:

     [ ]  Spouse Beneficiary Death Benefit   Spouse Date of Birth _____ ___ ____   [ ] Male   [ ] Female
                                                                  Month Day Year

     Available only if:

          a.   The annuitant/owner and their spouse beneficiary are both age 75 or less on the contract issue date;

          b.   There is a sole annuitant/owner (no one is named in Sections 2 and 3);

          c.   The annuitant/owner's spouse is named as the sole primary beneficiary in Section 17;
               (A contingent beneficiary(ies) may be named in Section 18)

          d.   The Earnings Enhanced Death Benefit is not applied for; and

          e.   The annuitant/owner's spouse signs in Section 20.

------------------------------------------------------------------------------------------------------------------------
                                                        OPTIONAL
------------------------------------------------------------------------------------------------------------------------

11.  OPTIONAL LIVING BENEFIT   Available at an additional charge - see prospectus. Not available on a 403(b) (TSA) Plan
                               Type in Section 5. Check only one.

     [ ]  Guaranteed Minimum Accumulation Benefit   [ ]  Guaranteed Minimum Withdrawal Benefit
                                                         (If co-annuitant or co-annuitant/co-owner is desired, the
                                                         oldest spouse must be named annuitant/owner in Section 1 and the youngest spouse must be named in Section 2)

                        USE SECTION 14C FOR PURCHASE PAYMENT ALLOCATIONS, DO NOT USE 14A OR 14B.

------------------------------------------------------------------------------------------------------------------------
                                                        OPTIONAL
------------------------------------------------------------------------------------------------------------------------

12.  SPECIAL INSTRUCTIONS

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------
                                                  HOME OFFICE USE ONLY
------------------------------------------------------------------------------------------------------------------------

13.  HOME OFFICE USE ONLY

------------------------------------------------------------------------------------------------------------------------

VAAPP-2006

                                                                                                     Office Use Only: 02

SECTION 14 - COMPLETE 14A, 14B, OR 14C - - ONLY ONE

------------------------------------------------------------------------------------------------------------------------
                                          REQUIRED - COMPLETE 14A, 14B, OR 14C
------------------------------------------------------------------------------------------------------------------------

14A. MODEL - PURCHASE PAYMENT ALLOCATION Check one. Preservation Plus Program in Section 16 not available.

CONSERVATIVE: [ ] 7 - 14 Years   MODERATE: [ ] 7 - 14 Years   AGGRESSIVE: [ ] 7 - 14 Years
              [ ] 15+ Years                [ ] 15+ Years                  [ ] 15+ Years

           Model Allocation selections automatically include Annual Portfolio Rebalancing.

14B. CUSTOMIZED - PURCHASE PAYMENT ALLOCATION

                          INVESTMENT OPTIONS                                DCA FIXED PERIOD(S) TRANSFERS**
                          ------------------                                -------------------------------

 (Whole %; minimum 1% per subaccount or fixed period; minimum: $1,000    (Whole %; minimum 1% per subaccount)
                           per fixed period)                             6 Month 1 Year

 ___% Mid Cap Value                                                      ___ ___% Mid Cap Value
 ___% Large Cap Growth          ___% DCA 6 Month*                        ___ ___% Large Cap Growth
 ___% Large Cap Value           ___% DCA 1 Year*                         ___ ___% Large Cap Value
 ___% Balanced                  *    COMPLETE THE DCA FIXED PERIOD       ___ ___% Balanced
 ___% Bond                           TRANSFERS SECTION TO THE RIGHT.     ___ ___% Bond
                                     IF NOT COMPLETED, TRANSFERS WILL
                                     BE AUTOMATICALLY DISTRIBUTED TO
                                     THE MONEY MARKET SUBACCOUNT.
 ___% Money Market              ___% 1 Year                              ___ ___% Money Market
 ___% International Stock       ___% 3 year                              ___ ___% International Stock
 ___% Mid Cap Growth            ___% 5 Year                              ___ ___% Mid Cap Growth
 ___% High Income               ___% 7 Year                              ___ ___% High Income
 ___% Global Securites          ___% 10 Year                             ___ ___% Global Securites
 ___% Conservative Allocation                                            ___ ___% Conservative Allocation
 ___% Moderate Allocation                                                ___ ___% Moderate Allocation
 ___% Aggressive Allocation                                              ___ ___% Aggressive Allocation

   ======================= Must total 100% =======================         ======== Must total 100% ========

**   MONTHLY TRANSFERS WILL BEGIN 1 MONTH AFTER ALLOCATION TO THE DCA FIXED PERIOD(S).

     If the transfer date falls on a weekend or holiday, the transfer will be made on the following valuation day.

**   TRANSFERS OF EQUAL MONTHLY AMOUNTS WILL DEPLETE THE DCA FIXED AMOUNT(S). THE TRANSFERS WILL OCCUR AUTOMATICALLY FOR
     THE DURATION OF THE FIXED PERIOD(S) ACCORDING TO THE SUBACCOUNTS SELECTED ABOVE: The minimum monthly amount will be transfered.

     To transfer a larger amount complete the Dollar Cost Averaging form - CLS-217. Additional transfers are allowed by request.

14C. LIVING BENEFIT - PURCHASE PAYMENT ALLOCATION Check only one if a Living Benefit Option was selected in Section 11.
                                                  Preservation Plus Program in Section 16 not available.

     SUBACCOUNTS                   MODEL ALLOCATIONS
     [ ] Conservative Allocation   [ ] 7 - 14 Years Conservative Model
     [ ] Moderate Allocation       [ ] 15+ Years Conservative Model
     [ ] Balanced                  [ ] 15+ Years Moderate Model

                     Model Allocation selections automatically include Annual Portfolio Rebalancing.

------------------------------------------------------------------------------------------------------------------------
                                                   OPTIONAL - WITH 14B
------------------------------------------------------------------------------------------------------------------------

15.  PORTFOLIO REBALANCE PROGRAM Not applicable if purchase payments are allocated to a fixed period.

        FREQUENCY               VARIABLE ACCOUNT ALLOCATED                         REBALANCE ALLOCATION
        ---------               --------------------------                         --------------------
Check one:                Check one:                             ___% Mid Cap Value         ___% Mid Cap Growth
[ ] Quarterly             [ ] a. Transfer the value in my        ___% Large Cap Growth      ___% High Income
[ ] Semiannually                 subaccounts in proportion to    ___% Large Cap Value       ___% Global Securites
[ ] Annually                     my purchase payment             ___% Balanced              ___% Conservative Allocation
                                 allocation schedule as          ___% Bond                  ___% Moderate Allocation
                                 indicated in Section 14b.       ___% Money Market          ___% Aggressive Allocation
                                                                 ___% International Stock

If the frequency is not
selected, transfers will  [ ] b. Transfer the value in my
occur quarterly.                 subaccounts as indicated to
                                 the right. ================>

                         If neither is selected, a. will apply.       ====== Whole %; must total 100% =========

------------------------------------------------------------------------------------------------------------------------
                                                   OPTIONAL - WITH 14B
------------------------------------------------------------------------------------------------------------------------

16.  PRESERVATION PLUS PROGRAM Not available if a Model Allocation, Living Benefit, or a Fixed Period investment option is selected.

I will participate in the Preservation Plus Program. I hereby authorize CUNA Mutual Life Insurance Company to allocate a portion of the initial purchase payment to the following fixed period: (Check one)

                             [ ] 1 Year   [ ] 3 Year   [ ] 5 Year   [ ] 7 Year   [ ] 10 Year

This portion will be the present value reflecting the guaranteed interest rate as of the contract issue date for the fixed period indicated. The difference between the initial purchase payment and the portion allocated to the fixed period will be allocated as indicated in Section 14b.

VAAPP-2006

                                                                                                     Office Use Only: 02
------------------------------------------------------------------------------------------------------------------------
                                                        REQUIRED
------------------------------------------------------------------------------------------------------------------------

17. PRIMARY BENEFICIARY Right to change reserved unless otherwise specified. Relationship and address required.
                                                                                  Relationship
Name ___________________________________________________________________________  to Annuitant _________________________
                         First         Middle              Last

Address __________________________________________________ City ________________  State __________________ Zip _________
                                                                                  Relationship
Name ___________________________________________________________________________  to Annuitant _________________________
                         First         Middle              Last

Address __________________________________________________ City ________________  State __________________ Zip _________
                                                                                  Relationship
Name ___________________________________________________________________________  to Annuitant _________________________
                         First         Middle              Last

Address __________________________________________________ City ________________  State __________________ Zip _________

Name of Trust __________________________________________________________________  Date of Trust ________________________

Trustee name(s) ________________________________________________________________________________________________________

To list more beneficiaries, use Section 12 or a separate signed and dated paper. DO NOT include fractions or percentages for even distribution of death proceeds. If no primary beneficiary is listed, the primary beneficiary will be the estate of the annuitant. The owner has the right to predetermine how the beneficiary will receive the death benefit by completing the Beneficiary Designation With Restricted Payout Option form. Specific limitations are described in the form.

------------------------------------------------------------------------------------------------------------------------
                                                        OPTIONAL
------------------------------------------------------------------------------------------------------------------------

18. CONTINGENT BENEFICIARY Right to change reserved unless otherwise specified. Relationship and address required.
                                                                                  Relationship
Name ___________________________________________________________________________  to Annuitant _________________________
                         First         Middle              Last

Address __________________________________________________ City ________________  State __________________ Zip _________
                                                                                  Relationship
Name ___________________________________________________________________________  to Annuitant _________________________
                         First         Middle              Last

Address __________________________________________________ City ________________  State __________________ Zip _________
                                                                                  Relationship
Name ___________________________________________________________________________  to Annuitant _________________________
                         First         Middle              Last

Address __________________________________________________ City ________________  State __________________ Zip _________

Name of Trust __________________________________________________________________  Date of Trust ________________________

Trustee name(s) ________________________________________________________________________________________________________

To list more beneficiaries, use Section 12 or a separate signed and dated paper. DO NOT include fractions or percentages for even distribution of death proceeds. The owner has the right to predetermine how the beneficiary will receive the death benefit by completing the Beneficiary Designation With Restricted Payout Options form. Specific limitations are described in the form.

------------------------------------------------------------------------------------------------------------------------
                                                        OPTIONAL
------------------------------------------------------------------------------------------------------------------------

19. PROSPECTUS AND ANNUAL REPORTS E-MAIL AUTHORIZATION

[ ]  I consent to receiving the prospectus, annual and semiannual reports online. I understand this will be effect until
     I revoke it. I understand I can receive paper copies at any time by calling 1-800-798-5500. I understand I could incur outside costs by receiving documents online; but will not be charged by CUNA Mutual Life Insurance Company.
     My e-mail address is:

Owner's e-mail address: ________________________________________________________________________________________________
Co-owner's (if any) e-mail address
if different than the owner: ___________________________________________________________________________________________
                                               THESE REPORTS ARE PDF FILES WHICH REQUIRE ADOBE READER.

VAAPP-2006

                                                                                                     Office Use Only: 02
------------------------------------------------------------------------------------------------------------------------
                                                        REQUIRED
------------------------------------------------------------------------------------------------------------------------

20.  AGREEMENT

-    I hereby represent that all my statements and answers given on this application are correct and true to the best of my knowledge and belief and are made as a basis for my application.

-    I understand that no agent is authorized to make, modify or discharge any annuity contract provision or waive any of the Company's rights or requirements.

-    If this contract will replace, change or modify an existing policy or contract, I hereby confirm my belief that replacing my existing contract is suitable, and I have considered product features, fees and charges.

-    ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT, OR KNOWINGLY
     PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIME AND SUBJECT TO FINES AND
     CONFINEMENT IN PRISON, DEPENDING ON STATE LAW.

-    I UNDERSTAND THAT CONTRACT VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND
     NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

-    I UNDERSTAND THAT AMOUNTS WITHDRAWN FROM THE FIXED ACCOUNT OPTION MAY BE ADJUSTED UPWARD OR DOWNWARD BASED ON A
     MARKET VALUE FORMULA.

-    I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS.

[ ]  I REQUEST A STATEMENT OF ADDITIONAL INFORMATION.       Signed at
                                                                      --------------------------------------------------
                                                                                   City                      State


     ----------------------------------------------------   ------------------------------------------------------------
            Signature of Annuitant/Owner         Date             Signature of Annuitant/Owner's Spouse         Date
            (Person Named in Section 1)                            (If Spouse Beneficiary Death Benefit
                                                                         selected in Section 10)


     ----------------------------------------------------   ------------------------------------------------------------
      Signature of Co-Annuitant, Co-Owner, or    Date                       Signature of Owner                  Date
              Co-Annuitant & Co-Owner                       (Person or Trustee(s) named in Section 3a or 3b -
            (Person Named in Section 2)                      Authorized Officer whose title is in Section 3c)

------------------------------------------------------------------------------------------------------------------------
                                                        REQUIRED
------------------------------------------------------------------------------------------------------------------------

21.  AGENT SECTION To the best of your knowledge:

     1)   Does the applicant have any existing life insurance or annuities with our company or any other company?...........................................................................  [ ] Yes  [ ] No

     2)   Will this contract replace, discontinue or change any existing life insurance or annuities?    [ ] Yes  [ ] No

          If yes, I hereby confirm:

          (a)  That consideration has been given to product features, fees and charges.

          (b)  That this replacement meets the Company's standards for replacement sales.

          (c)  All required documents have been completed in compliance with applicable state regulations.

          (d)  That the following sales material was used: _____________________________________________________________

         _______________________________________________________________________________________________________________

Compensation Option: [ ] 1   [ ] 2   [ ] 3   [ ] 4 If an Option is not selected, Option 1 will apply.

------------------------   -----------------------------------------------------   --- --- --- --- ---   --- --- ---
          Date                  Signature of Agent/Registered Representative              Rep ID         CBSI Rep ID

     If your Broker/Dealer is CUNA Brokerage Services, Inc., submit Application, VA Checklist, Account Application, check (if any), and any additional forms to: CUNA BROKERAGE SERVICES, INC.
                                                  2000 HERITAGE WAY
                                                  WAVERLY, IA 50677

     For other Broker/Dealers, follow their process and use their forms for suitability submission.

VAAPP-2006